Exhibit 10.1

        AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP OF CAMDEN OPERATING, L.P.

        THIS AMENDMENT TO THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CAMDEN OPERATING, L.P. (this “Amendment”) is entered into as of the 26th day of May, 2004, by and between CPT-GP, Inc. (“General Partner”), a Delaware corporation and a wholly owned subsidiary of Camden USA, Inc. (“Camden USA”), a Delaware corporation and a wholly owned subsidiary of Camden Property Trust (“CPT”or the “General Partner Entity”), a Texas real estate investment trust, as the general partner of Camden Operating, L.P., a Delaware limited partnership (the “Partnership”), Belcrest Realty Corporation, a Delaware corporation (“Belcrest”), Belmar Realty Corporation, a Delaware corporation (“Belmar”), Belterra Realty Corporation, a Delaware corporation (“Belterra”) and Belshire Realty Corporation, a Delaware corporation (“Belshire”; each of Belcrest, Belmar, Belterra and Belshire a “Series B Preferred Partner” and collectively, the “Series B Preferred Partners”).

        W I T N E S S E T H:

        WHEREAS, the Partnership and the Series B Preferred Partners desire to amend the terms of the Series B Preferred Units (as defined in the Partnership Agreement, as defined below), to provide for, among other things, an extension of the date after which the Series B Preferred Units may be exchanged for Series B Preferred Shares to January 1, 2014;

        WHEREAS, the signatories hereto desire to amend that certain Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of April 15, 1997, as amended (the “Partnership Agreement”), as set forth herein; any terms capitalized herein but not defined herein having the definitions therefor set forth in the Partnership Agreement.

        NOW, THEREFORE, in consideration of the foregoing, of the mutual promises set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree to continue the Partnership and amend the Amended Documents as follows:

        1.     Partnership Agreement. The Partnership Agreement is hereby amended as follows:

        (a)    Section 16.9A.(i) is hereby amended by deleting the reference to “January 1, 2013” from the first sentence therein and inserting “January 1, 2014” in lieu thereof.

        (b)    Section 16.9A.(i) is hereby further amended by deleting the reference to “January 1, 2013” from the second sentence therein and inserting “January 1, 2014” in lieu thereof.

        (c)    Except as amended by the provisions hereof, the Agreement, as previously amended, shall remain in full force and effect in accordance with its terms and is hereby ratified, confirmed and reaffirmed by the undersigned for all purposes and in all respects.

        2.    The Partnership hereby agrees that the obligations of the Partnership contained in Section 4(d) and Section 4(i) of that certain Contribution Agreement, dated as of February 23, 1999, by and among Belcrest, Belair Real Estate Corporation (“Belair”), the Partnership and CPT shall be extended through December 31, 2005.

        3.    Each of the Series B Preferred Partners makes the following representations and warranties to the Partnership and CPT as of the date hereof:

        (a)    Such Series B Preferred Partner is duly organized and validly existing under the laws of the state of its organization and has been duly authorized by all necessary and appropriate action to enter into this Amendment and to consummate the transactions contemplated herein and the individuals executing this Amendment on behalf of such Series B Preferred Partner have been duly authorized by all necessary and appropriate action on behalf of such Series B Preferred Partner. Assuming the due execution and delivery hereof by CPT and the General Partner, this Amendment is a valid and binding obligation of such Series B Preferred Partner, enforceable against such Series B Preferred Partner in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and the availability of any particular equitable remedy.

        (b)    Neither the execution nor the delivery of this Amendment nor the consummation of the transactions contemplated herein nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the articles of incorporation, bylaws or other organizational documents of such Series B Preferred Partner or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which such Series B Preferred Partner is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby by such Series B Preferred Partner.

        (c)    The Series B Preferred Partners collectively own all of the Preference Units issued pursuant to the Contribution Agreement and the Partnership Agreement, as amended.

        4.    Each of the Partnership and CPT (each a “Camden Entity”) makes the following representations and warranties to the Series B Preferred Partners as of the date hereof:

        (a)    Such Camden Entity is duly organized and validly existing under the laws of the state of its organization and has been duly authorized by all necessary and appropriate action to enter into this Amendment and to consummate the transactions contemplated herein and the individuals executing this Amendment on behalf of such Camden Entity have been duly authorized by all necessary and appropriate action on behalf of such Camden Entity. Assuming the due execution and delivery hereof by each of the Series B Preferred Partners, this Amendment is a valid and binding obligation of such Camden Entity, enforceable against such Camden Entity in accordance with its terms (except, with respect to CPT, such enforceability is limited to the terms of Sections 1(f), 1(g), 1(h) and 1(i) hereof), except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and the availability of any particular equitable remedy.

        (b)    Neither the execution nor the delivery of this Amendment nor the consummation of the transactions contemplated herein nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the articles of incorporation, bylaws or other organizational documents of such Camden Entity or (ii) any agreement, order, judgment, decree, arbitration award, statute, regulation or instrument to which such Camden Entity is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby by such Camden Entity.

        5.    The parties agree to cooperate with either other in effectuating the transactions described herein and agree to execute such further documents and instruments as may reasonably be required to effectuate the transactions described herein.

        6.    This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

        7.    This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GENERAL PARTNER: CPT-GP, INC.
By:	__________________________ Name: Title:
SERIES B PREFERRED PARTNERS BELCREST REALTY CORPORATION
By:	__________________________ Name: Title:
BELMAR REALTY CORPORATION
By:	__________________________ Name: Title:
BELTERRA REALTY CORPORATION
By:	__________________________ Name: Title:
BELSHIRE REALTY CORPORATION
By:	__________________________ Name: Title:
CAMDEN PROPERTY TRUST, for purposes of amendments to Section 16.9
By:	__________________________ Name: Title:

Exhibit 10.2

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

        THIS AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of May 26, 2004, is entered into by and between CAMDEN PROPERTY TRUST, a Texas real estate investment trust (the “Company”), and Belcrest Realty Corporation, a Delaware corporation (“Belcrest”), Belmar Realty Corporation, a Delaware corporation (“Belmar”), Belshire Realty Corporation, a Delaware corporation (“Belshire”) and Belterra Realty Corporation, a Delaware corporation (“Belterra”).

        W I T N E S S E T H:

        WHEREAS, on the date hereof the parties are amending that certain Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P., dated as of April 15, 1997, as amended (the “Partnership Agreement”) pursuant to that certain Amendment to Third Amended and Restated Agreement of Limited Partnership of Camden Operating, L.P. by and between CPT-GP, Inc., a Delaware corporation, as the general partner of Camden Operating, L.P., a Delaware limited partnership (the “Partnership”), Belcrest, Belair, Belmar and Belterra, to amend the terms of the Series B Preferred Units (as defined in the Partnership Agreement), to provide for, among other things, an extension of the date after which the Series B Preferred Units may be exchanged for Series B Preferred Shares to January 1, 2014; any terms capitalized herein but not defined herein having the definitions therefor set forth in the Partnership Agreement;

        WHEREAS, the parties hereto desire to amend that certain Registration Rights Agreement, dated as of February 23, 1999, as amended by that certain Amendment to Registration Rights Agreement, dated as of December 1, 2003 (the “Registration Rights Agreement”), as set forth herein;

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Registration Rights Agreement as follows:

        1.     Registration Rights Agreement. The Registration Rights Agreement is hereby amended as follows:

        (a)     Section 2(a) is hereby amended by deleting the reference to “January 1, 2013” from the first sentence therein and inserting “January 1, 2014” in lieu thereof.

        2.     The parties agree to cooperate with either other in effectuating the transactions described herein and agree to execute such further documents and instruments as may reasonably be required to effectuate the transactions described herein.

        3.     This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective legal representatives, successors and assigns.

        4.     This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

CAMDEN PROPERTY TRUST
By:	__________________________ Name: Title:
BELCREST REALTY CORPORATION
By:	__________________________ Name: Title:
BELMAR REALTY CORPORATION
By:	__________________________ Name: Title:
BELSHIRE REALTY CORPORATION
By:	__________________________ Name: Title:
BELTERRA REALTY CORPORATION
By:	__________________________ Name: Title: